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                                                                    Exhibit 10.1

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                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                                MCC-BATAVIA, LLC

                                       AND

                                LEONARD Z. EPPEL,

                     RECEIVER OF BURIOT INTERNATIONAL, INC.

                           --------------------------





                                December 4, 1999



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                                TABLE OF CONTENTS

SECTION                                                                   PAGE

1.  Definition of Certain Terms ........................................... 1

2.  Purchase and Sale of Assets ........................................... 1
     2.1  Purchase and Sale ............................................... 1
     2.2  Assumed Liabilities ............................................. 2
     2.3  Purchase Consideration .......................................... 2
     2.4  Excluded Assets ................................................. 2

3.  Closing ............................................................... 2

4.  Termination ........................................................... 2
     4.1  Termination Events .............................................. 2
     4.2  Effect of Termination ........................................... 3

5.  Representations and Warranties of Receiver ............................ 3
     5.1 Authority ........................................................ 3
     5.2 Enforcement of No Other Representations or Warranties by Receiver. 3

6.  Representations and Warranties of Buyer ............................... 3
     6.1 Authority ........................................................ 3
     6.2 Enforcement ...................................................... 3

7.  Conditions to Buyer's Obligations at Closing .......................... 3

8.  Conditions to Seller's Obligations at Closing ......................... 4
     8.1 Representations and Warranties ................................... 4
     8.2 Court Approval ................................................... 4

9.  Deliveries and Actions To Be Taken At Closing ......................... 4
     9.1  Deliveries by Receiver .......................................... 4
     9.2  Deliveries by Buyer ............................................. 4

10. Miscellaneous Provisions .............................................. 5
     10.1  Counterparts ................................................... 5
     10.2  Entire Agreement ............................................... 5
     10.3  Expenses ....................................................... 5
     10.4  Further Assurances ............................................. 5
     10.5  Governing Law .................................................. 5
     10.6  Notices ........................................................ 5
     10.7  Time of Essence ................................................ 6


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                                    EXHIBITS
DESCRIPTION                                                           EXHIBIT

Certain Definitions ..................................................   A
Assumption Agreement .................................................   B
Bill of Sale and Assignment Agreement ................................   C
Deed .................................................................   D



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                            ASSET PURCHASE AGREEMENT

     THIS ASSET PURCHASE AGREEMENT ("Agreement") is entered into and effective as of December 4, 1999, by and between MCC-BATAVIA, LLC, an Ohio limited liability corporation ("Buyer"), and LEONARD Z. EPPEL, Receiver of Buriot International, Inc. ("Seller").

     RECITALS:

     A. Buriot International, Inc. ("Buriot") operated a printing facility located at 4064 Clough Woods Drive, Batavia, Ohio 45103 (the "Facility").

     B. Buriot ceased operations at the Facility on December 1, 1999.

     C. On December 3, 1999, KeyBank, National Association ("Key") commenced a foreclosure action in the Clermont County, Ohio Common Pleas Court (the "Court") styled KeyBank, National Association v. Buriot International, Inc.; Case Number 99 CVE 1027 (the "Action") and filed a motion in the Action seeking the appointment of Receiver as receiver of the Facility and the business of Buriot.

     D. The Court entered an order granting Key's motion for the appointment of Receiver on December 3, 1999.

     E. Buyer desires to purchase from Receiver, and Receiver desires to sell to Buyer, all of the assets and properties owned by Seller, for the consideration and upon the other terms and conditions set forth in this Agreement.

     AGREEMENT:

     NOW, THEREFORE, the parties hereby agree as follows:

     1. DEFINITION OF CERTAIN TERMS. Certain capitalized terms used in this Agreement are defined in Exhibit A hereto, and when used herein have the meaning set forth in that Exhibit.

     2. PURCHASE AND SALE OF ASSETS.

          2.1 PURCHASE AND SALE. Upon the terms and subject to the conditions of this Agreement, at the Closing on the Closing Date (as such terms are defined in Section 3), Receiver shall convey to Buyer, and Buyer shall acquire from the Receiver (except for the Assumed Liabilities as defined in Section 2.2), all of Receiver's right, title and interest granted to Receiver pursuant to the Action, in all of Seller's property and assets, real, personal or mixed, tangible and intangible, of every kind and description, wherever located, belonging to Seller at the Closing Date, including the following (the "Acquisition Assets"): cash and cash equivalents, real property, personal property, inventories, accounts receivable, contracts, governmental authorizations, data and records, intellectual property, claims, insurance proceeds, prepaid expenses, goodwill and any other assets owned by Seller.

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          2.2 ASSUMED LIABILITIES. At the Closing, Buyer shall deliver to
Receiver an undertaking and assumption, in the form of Exhibit B (the "Assumption Agreement"), pursuant to which Buyer shall assume and agree to discharge only the following specifically enumerated obligations and Liabilities of Seller (the "Assumed Liabilities") as of the Closing Date (as defined in
Section 3): all of the obligations of Seller: (i) under the Loan Agreement between County of Clermont, Ohio and Seller, Note by Seller, Reimbursement Agreement between Seller and Key, Remarketing Agreement between Seller and Key, Bond Pledge Agreement between Seller, Bank One Trust Company, N. A., as Trustee under the Trust Indenture with Clermont County dated June 1, 1997 and Key, Security Agreement between Seller and Key, Open-End Mortgage Deed and Security Agreement between Seller and Key, Assignment of Leases, Rents, Profits, Permits, Contracts, Plans, Approvals, Licenses, Warranties and Other Agreements between Seller and Key, all of which are dated as of June 1, 1997; and (ii) for all accrued payroll, related payroll taxes and health insurance premiums as of December 3, 1999.

          2.3 PURCHASE CONSIDERATION. The purchase consideration for the Acquired Assets shall be the Buyer's Assumption of the Assumed Liabilities.

          2.4 EXCLUDED ASSETS. Receiver shall not convey and Buyer shall not purchase Seller's name "Buriot International, Inc."

     3. CLOSING. Consummation of the purchase and sale of the Acquisition Assets as contemplated in this Agreement, the "Closing" shall take place at the offices of Buyer's counsel, Greenebaum Doll & McDonald PLLC, 2800 Chemed Center, 255 East Fifth Street, Cincinnati, Ohio 45202, at 10:00 a.m. (local time) on or before December 4, 1999, or at such other time and place as the parties may mutually agree (the "Closing Date"). Subject to the provisions of Section 4, failure to consummate the purchase and sale provided for in this Agreement on the date and time and at the place determined pursuant to this Section 3 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.

     4. TERMINATION.

          4.1 TERMINATION EVENTS. This Agreement may, by notice given prior to or at the Closing, be terminated:

               (A) by either Buyer or Receiver if a Breach of any provision of this Agreement has been committed by the other party provided at least seven (7) days notice has been given to the non-breaching party and such Breach has not been cured or waived;

               (B) by Receiver, without cause within ten (10) days from the date of this Agreement;

               (C) by mutual consent of Buyer and Receiver; or

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               (D) by either Buyer or Seller if the Closing has not occurred
(other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before December 14, 1999, or such later date as the parties may agree upon.

          4.2 EFFECT OF TERMINATION. Each party's right of termination under
Section 4 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 4.1, all further obligations of the parties under this Agreement will terminate; provided, however, that if this Agreement is terminated by a party because of the Breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

     5. REPRESENTATIONS AND WARRANTIES OF RECEIVER.

          5.1 AUTHORITY. Receiver, with the approval of the Court of Common Pleas, has the power and authority to execute, deliver and perform this Agreement and all other agreements, certificates or documents to be executed and delivered at or after the Closing ("Seller Ancillary Documents"), and has taken all actions required to authorize, execute, deliver and perform this Agreement and Seller Ancillary Documents.

          5.2 ENFORCEMENT OF NO OTHER REPRESENTATIONS OR WARRANTIES BY RECEIVER. Buyer recognizes that Receiver is making no representations and/or warranties in connection with this transaction other than those representations and warranties set forth in Section 5.1. Buyer is buying the assets as is, where is, based on its own due diligence and at its own risk. Buyer further expressly waives any rights which it may possess to commence suit or otherwise assert claims against Receiver with respect to the assets being purchased and the liabilities being assumed pursuant to this Agreement.

     6. REPRESENTATIONS AND WARRANTIES OF BUYER.

          6.1 AUTHORITY. Buyer has the corporate power and authority to execute, deliver and perform this Agreement and all other agreements, certificates or documents contemplated hereby ("Buyer Ancillary Documents"), and has taken all actions required to authorize, execute, deliver and perform this Agreement and Buyer Ancillary Documents, including approval by the Member of Buyer.

          6.2 ENFORCEMENT. The Buyer Ancillary Documents have been duly executed and delivered by Buyer and constitute the legal, valid and binding obligation of Buyer, enforceable in accordance with their terms.

     7. CONDITIONS TO BUYERS OBLIGATIONS AT CLOSING. The obligations of Buyer to consummate the Acquisition at the Closing as contemplated by this Agreement shall have been approved by the Court and such approval shall not have been modified, rescinded or stayed.


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     8. CONDITIONS TO SELLER'S OBLIGATIONS AT CLOSING. The obligation of
Receiver to consummate the Acquisition at the Closing as contemplated by this Agreement shall be subject to the satisfaction or waiver in writing by Receiver on or prior to the Closing Date of each of the following conditions.

          8.1 REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects when made and as of the Closing Date, with the same effect as though such representations and warranties of Buyer had been made on and as of the Closing Date (except (a) representations and warranties that are made as of a specific date need be true and correct in all material respects only as of such date and (b) as expressly permitted by this Agreement to change between the date of this Agreement and the Closing Date); each of the covenants and agreements of Buyer to be performed on or prior to the Closing Date shall have been duly performed in all material respects.

          8.2 COURT APPROVAL. The execution, delivery and performance of this Agreement shall have been approved by the Court and such approval shall not have been modified, rescinded or stayed.

     9. DELIVERIES AND ACTIONS TO BE TAKEN AT CLOSING.

          9.1 DELIVERIES BY RECEIVER. At the Closing, Receiver shall deliver to Buyer (duly executed where appropriate):

               (A) BILL OF SALE AND ASSIGNMENT. A Bill of Sale and Assignment for the Acquisition Assets in the form of Exhibit C attached hereto.

               (B) REAL PROPERTY DEEDS. Deeds conveying to Buyer real property acquired as part of the Acquisition Assets in the form of Exhibit D attached hereto.

               (C) POSSESSION OF ACQUISITION ASSETS. Possession of all the Acquisition Assets, free of the possession of all third parties.

               (D) MODIFICATION OF BANK ACCOUNTS. All documents reasonably requested by Buyer granting the right to endorse for deposit checks made payable to Receiver to Seller.

          9.2 DELIVERIES BY BUYER. At the Closing, Buyer shall deliver to Receiver (duly executed where appropriate):

               (A) BUYER'S RESOLUTIONS. Certified copies of the Resolutions of the Board of Managers of Buyer approving the transactions contemplated by this Agreement.

               (B) ASSUMPTION AGREEMENT. The Assumption Agreement in the form of Exhibit B attached hereto.


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     10. MISCELLANEOUS PROVISIONS.

          10.1 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement.

          10.2 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties related to its subject matter and supersedes all prior proposals, understandings, agreements, correspondence, arrangements and contemporaneous oral agreements relating to subject matter of this Agreement.

          10.3 EXPENSES. Except as otherwise expressly provided for in this Agreement, each party will bear its own expenses incurred in connection with the preparation, execution and performance of its obligations under this Agreement, including all fees and expenses of agents, representatives, counsel and accountants.

          10.4 FURTHER ASSURANCES. Each party shall execute and deliver such additional documents or take such additional actions as may be requested by another party to this Agreement if such requested document or action is reasonably necessary to effect the transactions described in this Agreement.

          10.5 GOVERNING LAW. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of Ohio, without giving effect to any conflict of law rule or principle of such state.

          10.6 NOTICES. All notices, requests, consents, approvals, waivers, demands and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed delivered to the parties
(a) on the date of personal delivery or transmission by facsimile transmission,
(b) on the first business day following the date of delivery to a nationally recognized overnight courier service, or (d) or the third business day following the date of deposit in the United States Mail, postage prepaid, by certified mail, in each case, addressed as follows, or to such other address, person or entity as any party may designate by notice to the others in accordance herewith:


                       If to Buyer:     MCC-Batavia, LLC
                                        205 West Fourth Street, Suite 1140
                                        Cincinnati, Ohio 45202

                                        Attention: Mr. Frank D. Gerace

                       With a copy to:  Greenebaum Doll & McDonald PLLC
                                        2800 Chemed Center
                                        255 East Fifth Street
                                        Cincinnati, Ohio 45202

                                        Attention: C. Christopher Muth, Esq.


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                       If to Receiver:  Financial Resource Associates, Inc.
                                        10901 Reed Hartman Highway, Suite 323
                                        Cincinnati, Ohio 45242

                                        Attention: Mr. Leonard Z. Eppel

                       With a copy to:  Katz Greenberger & Norton LLP
                                        105 East Fourth Street, Suite 400
                                        Cincinnati, OH 45202

                                        Attention: Mark Alan Greenberger Esq.


          10.7 TIME OF ESSENCE. Time is of the essence to the performance of the obligations set forth in this Agreement.


     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

                                       MCC-BATAVIA, LLC

                                       By: /S/ Frank D. Gerace
                                          ---------------------------------
                                       Title: President
                                              -----------------------------
                                                     ("Buyer")




                                       LEONARD Z. EPPEL, RECEIVER OF BURIOT
                                       INTERNATIONAL, INC.

                                       By: /S/ Leonard Z. Eppel
                                           --------------------------------
                                       Title: Receiver
                                              -----------------------------
                                                 ("Receiver")



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                     CONSENT BY KEYBANK NATIONAL ASSOCIATION

         KeyBank National Association ("KeyBank") consents to the foregoing asset purchase agreement on the conditions (1) that Multi-Color ("Multi-Color") (or an assignee of Multi-Color approved by KeyBank) enters into a management agreement with the Receiver, in form and substance acceptable to KeyBank, and
(2) that Multi-Color comply or guaranty compliance with all the conditions set forth in the November 30, 1999 letter from KeyBank to Multi-color regarding Buriot International, Inc. and execute (or have executed) and deliver the Assignment and Assumption Agreement, Amended and Restated Letter of Credit Promissory Note and Assignment and Pledge of Money Market Account forwarded by KeyBank to Multi-Color on December 1, 1999.


                                            KEYBANK NATIONAL ASSOCIATION

                                            By: /S/ Michele T. Oltman
                                                ----------------------------
                                            Title:  Vice President
                                                    ------------------------

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                                   EXHIBIT "A"

                               CERTAIN DEFINITIONS

"ACQUISITION ASSETS" shall have the meaning set forth in Section 2.1.

"ACTION" shall have the meaning set forth in the Recitals.

"AGREEMENT" means this Agreement, the Exhibits and the Schedules.

"ASSUMED LIABILITIES" shall have the meaning set forth in Section 2.2.

"ASSUMPTION AGREEMENT" shall have the meaning set forth in Section 2.2.

"BURIOT" shall have the meaning set forth in the Recitals.

"BUYER" means MCC-Batavia, LLC.

"BUYER ANCILLARY DOCUMENTS" shall have the meaning set forth in Section 6.1.

"CLOSING" shall have the meaning set forth in Section 3.

"CLOSING DATE" shall have the meaning set forth in Section 3.

"COURT" shall have the meaning set forth in the Recitals.

"DOLLARS"; "$" means lawful currency of the United States of America.

"ENCUMBRANCE" means any charge, claim, community property, interest, condition, equitable interest, lien, option, pledge, right of refusal, security interest or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

"FACILITY" shall have the meaning set forth in the Recitals.

"KEY" shall have the meaning set forth in the Recitals.

"LIABILITIES" means any claim, obligation, expense or cost whether fixed, contingent, matured, unmatured, known or unknown.

"PURCHASE PRICE" shall have the meaning set forth in Section 2.3, 2.4.


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"SELLER" means Leonard Z. Eppel, Receiver of Buriot International, Inc.

"SELLER ANCILLARY DOCUMENTS" shall have the meaning set forth in Section 5.1.



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